Provisions	12 Months Ended
Dec. 31, 2023
Provisions [abstract]
Provisions	Provisions
Accounting policies
In accordance with IAS 37, Provisions Contingent Liabilities and Contingent Assets, provisions are recognized when the Group has a present obligation (legal, regulatory, contractual or constructive) as a result of a past event, for which it is probable that an outflow of resources will be required to settle the obligation, and of which the amount can be estimated reliably.
The amount recognized as a provision is the best estimate at the reporting date of the expenditure required to settle the present obligation.
Provisions are discounted when the time value effect is material.
A provision for reorganization is recognized when the Group has approved a formal and detailed plan for its reorganization and has either started to implement it or publicly disclosed it. A provision for onerous contract is estimated at the actual value of the lowest expected cost of either the cancellation or the execution of the contract, the latter being established on the basis of the additional costs required to fulfill the obligations stipulated by the contract. Before a provision is established, the Group recognizes any impairment loss that occurred on the assets dedicated to this contract.
Financial detail
At December 31, 2023 and at December 31, 2022, this line item amounted to €40 and €61, respectively.

Change in provisions	As of	Increase	Decrease	Decrease	As of
(in € thousands)	2022/12/31		(used)	(unused)	2023/12/31
Provision for charges	61	0	(21)	0	40
TOTAL	61	0	(21)	0	40
For further information related to contingent assets and contingent liabilities, see Note 29 - "Commitments and Contingent Liabilities".